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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 5, 1996
                                                  ----------------


                               W. R. GRACE & CO.
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             (Exact name of registrant as specified in its charter)



     New York                        1-3720                13-3461988
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(State or other                 (Commission File          (IRS Employer
jurisdiction of                  Number)               Identification No.)
incorporation)




              One Town Center Road, Boca Raton, Florida 33486-1010
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: 407/362-2000
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Item 5.   OTHER EVENTS.


     (a) On February 5, 1996, the Company announced its consolidated results of operations for the quarter and year ended December 31, 1995. The Company's February 5, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

     (b) On February 12, 1996, the Company announced that National Medical Care, Inc. ("NMC"), the Company's principal health care subsidiary, has received a letter indicating that NMC is a target of a federal grand jury investigation. The Company's February 12, 1996 press release is filed as an exhibit hereto and is incorporated by reference herein.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          The Company's February 5, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto. The Company's February 12 press release is filed as an exhibit hereto.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                        ------------------------------
                                         (Registrant)



                                        By    s/ Richard N. Sukenik
                                           ------------------------------
                                               Richard N. Sukenik
                                              Vice President and Controller

Dated: February 13, 1996


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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
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Exhibit No.              Description
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99.1                     Press Release dated February 5, 1996 and accompanying
                         financial and statistical data

99.2                     Press Release dated February 12, 1996